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                                                                       EXHIBIT A


            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(k)(1)

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

                                         NSTAR

Dated:  June 25, 2002                 By:/s/ Douglas S. Horan
                                         ------------------------------------
                                         Douglas S. Horan
                                         Senior Vice President/Strategy,
                                            Law & Policy, Clerk and General
                                            Counsel

                                         NSTAR COMMUNICATIONS
                                         SECURITIES CORPORATION


Dated:  June 25, 2002                 By:/s/ Douglas S. Horan
                                         ------------------------------------
                                         Douglas S. Horan
                                         Senior Vice President/Strategy,
                                            Law & Policy, Clerk and General
                                            Counsel


Dated:  June 25, 2002                 By:/s/ Thomas J. May
                                         ------------------------------------
                                         Thomas J. May